MUNICIPAL MORTGAGE & EQUITY, LLC



                            SUPPLEMENTAL INFORMATION



                        QUARTER ENDED SEPTEMBER 30, 2002

                                TABLE OF CONTENTS




CAD Statement for the three and nine months ended
  September 30, 2002 ...........................................  Page    3

Variance Analysis for CAD ......................................  Page    4

Rolling Five Quarters - CAD ....................................  Page    5

GAAP Income Statement for the three and nine months
  ended September 30, 2002 .....................................  Page    6

Variance Analysis for GAAP .....................................  Page    7

Rolling Five Quarters - GAAP ...................................  Page    8

Calculation of Diluted Earnings Per Share ......................  Page    9

CAD to GAAP reconciliation for the three and nine
  months ended September 30, 2002 ..............................  Page   10

Condensed Balance Sheets and Book Value Per Share ..............  Page   12

Leverage at September 30, 2002 .................................  Page   13

Summary of 3rd Quarter 2002 Investment Activity ................  Page   14

Participating Portfolio Property Net Operating Income Trends ...  Page   15

Units and Average Rents for Bond Portfolio .....................  Page   16


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


                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                         CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                         (in thousands, except share and per share data)
                                                           (unaudited)


                                                                   For the three months ended          For the nine months ended
                                                                           September 30,                      September 30,
                                                                  -----------------------------   -------------------------------
                                                                     2002            2001             2002             2001
                                                                  --------------  -------------   ----------------  -------------
SOURCES OF CASH:
Interest on bonds, other bond related investments, other
  notes and loans ...............................................      $ 23,331       $ 21,263           $ 69,671       $ 63,223
Interest on short-term investments ..............................           260            237                991            840
Loan servicing fees .............................................         1,544          1,659              5,112          5,020
Loan origination and brokerage fees .............................         2,973          4,247             11,484         10,980
Other income ....................................................         3,607          2,275              8,388          6,459
Net gain (loss) on sales ........................................           207           (187)               349          (177)
                                                                  -------------  -------------    ----------------  -------------
TOTAL SOURCES OF CASH ...........................................        31,922         29,494             95,995         86,345
                                                                  --------------  -------------   ----------------  -------------
EXPENSES:
Salaries and benefits ...........................................         5,446          5,527             16,203         15,002
Professional fees ...............................................           467          1,114              2,076          2,718
Other operating expenses ........................................         2,173          1,893              6,591          5,579
Interest expense ................................................         8,134          7,351             24,324         22,550
Income taxes ....................................................          (173)           301                586            805
                                                                  --------------  -------------   ----------------  -------------
TOTAL EXPENSES ..................................................        16,047         16,186             49,780         46,654
                                                                  --------------  -------------   ----------------  -------------
CASH AVAILABLE FOR DISTRIBUTION .................................        15,875         13,308             46,215         39,691
                                                                  --------------  -------------   ----------------  -------------
LESS:
Cash allocable to preferred shareholders and term
  growth shares, including preferred shareholders
  in a subsidiary company .......................................         2,994          2,962              9,136          9,127
                                                                  --------------  -------------   ----------------  -------------
 CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES ...............      $ 12,881       $ 10,346           $ 37,079       $ 30,564
                                                                  ==============  =============   ================  =============
CAD PER COMMON SHARE ............................................      $   0.51       $   0.48           $   1.47       $   1.42
                                                                  ==============  =============   ================  =============

CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES ............................................      $ 12,881       $ 10,346           $ 37,079       $ 30,564
                                                                  ==============  =============   ================  =============
ACTUAL AMOUNT PAID ..............................................      $ 11,154        $ 9,296           $ 33,194       $ 27,652
                                                                  ==============  =============   ================  =============
PAYOUT RATIO ....................................................          86.6%          89.9%              89.5%          90.5%
                                                                  ==============  =============   ================  =============
COMMON SHARES OUTSTANDING .......................................    25,349,585     21,618,144
                                                                  ==============  =============
CASH DISTRIBUTION PER COMMON SHARE ..............................      $ 0.4400       $ 0.4300           $ 1.3125       $ 1.2825
                                                                  ==============  =============   ================  =============

     The primary differences between Net Income as calculated under generally accepted accounting principles ("GAAP") and Cash Available For Distribution
("CAD") result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of loan origination fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized over the life of the associated loan. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, net of deferred taxes for GAAP purposes, which are not included in the calculation of CAD.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares to be awarded under the Midland acquisition earn out provision.


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VARIANCE ANALYSIS FOR CAD



3rd Quarter 2002 Compared to 3rd Quarter 2001:

Total income for the third quarter of 2002 increased $2.4 million over the same period last year due primarily to the following changes: (1) a $2.1 million increase in collections of interest on bonds, other bond-related investments, other notes and loans; (2) a $1.3 million decrease in loan origination and brokerage fees due to a $2.2 million decrease in syndication fees related to tax credit equity transactions (third quarter 2001 includes $1.2 million in fees related to a tax credit re-syndication) offset by a $0.9 million increase in origination fees; (3) a $1.3 million increase in other income due to $1.7 million in income on the CAPREIT investment offset by a $0.4 million decrease in cancellation, late and other fees; and (4) a $0.4 million increase in gain on sales.

Total expenses for the third quarter decreased $0.1 million over the same period last year due primarily to the following changes: (1) a $0.6 million decrease in professional fees due primarily to a $0.4 million adjustment to reflect capitalization of legal expenses related to new securitization programs (these legal expenses had previously been expensed) and a $0.2 million decrease in fees related to information systems initiatives, as compared with the prior-year period; (2) a $0.3 million increase in other operating expenses due primarily to software hosting expenses that began in January 2002; (3) a $0.8 million increase in interest expense primarily associated with an increase in financing costs associated with on-balance sheet securitizations; and (4) a $0.5 million decrease in income tax expense due to tax benefits derived from tax losses and deductions generated by the CAPREIT investment.

Year-to-Date 2002 Compared to Year-to-Date 2001:

Total income for the nine months ended September 30, 2002 increased $9.7 million over the same period last year due primarily to the following changes: (1) a $6.4 million increase in collections of interest on bonds, other bond-related investments, other notes and loans; (2) a $0.5 million increase in loan origination and brokerage fees due to a $3.3 million increase in origination fees offset by a $2.8 million decrease in syndication fees related to tax credit equity transactions (year-to-date 2001 includes $2.3 million in fees related to tax credit equity re-syndications); (3) a $1.9 million increase in other income due to $2.0 million in income from the CAPREIT investment, a $0.7 million increase in asset management fees and advisory fees offset by a $0.6 million decrease in cancellation, late and other fees; and (4) a $0.5 million increase in gain on sales.

Total expenses for the nine months ended September 30, 2002 increased $3.1 million over the same period last year due primarily to the following changes:
(1) a $1.2 million increase in salary and related benefits expense associated with 2001 new hires; (2) a $0.6 million decrease in professional fees due primarily to a $0.4 million adjustment to reflect capitalization of legal expenses related to new securitization programs (these legal expenses had previously been expensed) and a decrease in fees related to information systems initiatives, as compared with the prior-year period; (3) a $1.0 million increase in other operating expenses primarily driven by deployment of accounting information systems and other upgrades in technology infrastructure; (4) a $1.8 million increase in interest expense, primarily associated with an increase in financing costs associated with on-balance sheet securitizations; and (5) a $0.2 million decrease in income tax expense due to tax benefits derived from tax losses and deductions generated by the CAPREIT investment.



                                           CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                           (in thousands, except share and per share data)
                                                             (unaudited)


                                                         Qtr Ended      Qtr Ended       Qtr Ended     Qtr Ended      Qtr Ended
                                                          09/30/02       06/30/02       03/31/02       12/31/01       09/30/01
                                                      -------------- -------------- --------------- -------------- --------------
SOURCES OF CASH:
Interest on bonds, other bond-related investments,
  other notes and loans .............................      $ 23,331       $ 23,377        $ 22,963       $ 22,708       $ 21,263
Interest on short-term investments ..................           260            244             487            539            237
Loan servicing fees .................................         1,544          1,660           1,908          1,962          1,659
Loan origination and brokerage fees .................         2,973          5,385           3,126          4,075          4,247
Other income ........................................         3,607          2,451           2,330          1,401          2,275
Net gain (loss) on sales ............................           207            102              40            381           (187)
                                                      -------------- -------------- --------------- -------------- --------------
  TOTAL SOURCES OF CASH .............................        31,922         33,219          30,854         31,066         29,494
                                                      -------------- -------------- --------------- -------------- --------------
EXPENSES:
Salaries and benefits ...............................         5,446          5,930           4,827          6,379          5,527
Professional fees ...................................           467          1,437             172          1,468          1,114
Other operating expenses ............................         2,173          2,227           2,191          1,801          1,893
Interest expense ....................................         8,134          7,900           8,290          7,101          7,351
Income taxes ........................................          (173)           345             414            (61)           301
                                                      -------------- -------------- --------------- -------------- --------------
  TOTAL EXPENSES ....................................        16,047         17,839          15,894         16,688         16,186
                                                      -------------- -------------- --------------- -------------- --------------
CASH AVAILABLE FOR DISTRIBUTION .....................        15,875         15,380          14,960         14,378         13,308
LESS:
  Cash allocable to preferred shareholders and term
    growth shares, including preferred shareholders
    in a subsidiary company .........................         2,994          2,995           3,147          3,376          2,962
                                                      -------------- -------------- --------------- -------------- --------------
CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES ................................      $ 12,881       $ 12,385        $ 11,813       $ 11,002       $ 10,346
                                                      ============== ============== =============== ============== ==============
CAD PER COMMON SHARE ................................      $   0.51       $   0.49        $   0.47       $   0.50       $   0.48
                                                      ============== ============== =============== ============== ==============

CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
  TO COMMON SHARES ..................................      $ 12,881       $ 12,385        $ 11,813       $ 11,002       $ 10,346
                                                      ============== ============== =============== ============== ==============
ACTUAL AMOUNT PAID ..................................      $ 11,154       $ 11,072        $ 10,968       $  9,438       $  9,296
                                                      ============== ============== =============== ============== ==============
PAYOUT RATIO ........................................          86.6%          89.4%           92.8%          85.8%          89.9%
                                                      ============== ============== =============== ============== ==============
COMMON SHARES OUTSTANDING ...........................    25,349,585     25,308,022      25,213,482     21,820,266     21,618,144
                                                      ============== ============== =============== ============== ==============
CASH DISTRIBUTION PER COMMON SHARE ..................      $ 0.4400       $ 0.4375        $ 0.4350       $ 0.4325       $ 0.4300
                                                      ============== ============== =============== ============== ==============


Note: Certain prior quarter amounts have been reclassified to conform to the 9/30/02 presentation.



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


                                                      MUNICIPAL MORTGAGE & EQUITY, LLC
                                                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                                 (unaudited)
                                               (in thousands, except share and per share data)


                                                                            For the three months ended For the nine months ended
                                                                                   September 30,               September 30,
                                                                            -------------------------- ---------------------------
                                                                                2002          2001          2002           2001
                                                                            -------------------------- ---------------------------
INCOME:
Interest on bonds, other bond-related investments, other notes
   and loans ..............................................................    $ 24,085      $ 20,614      $ 71,670      $ 61,542
Interest on short-term investments ........................................         260           487           991         2,182
Loan servicing fees .......................................................       1,544         1,659         5,112         5,020
Loan origination and brokerage fees .......................................       2,781         2,926         9,373         8,149
Other income ..............................................................         381         1,843         4,463         8,493
Net gain on sales .........................................................         657         4,760         3,526         6,905
                                                                            ------------  ------------ -------------  ------------
Total income ..............................................................      29,708        32,289        95,135        92,291
                                                                            ------------  ------------ -------------  ------------
EXPENSES:
Salaries and benefits .....................................................       5,446         5,527        16,203        15,002
Professional fees .........................................................         467         1,114         2,076         2,718
Operating expenses ........................................................       2,173         1,881         6,591         5,562
Amortization of intangible assets .........................................         334           694           985         2,015
Interest expense ..........................................................       8,771         7,873        26,230        23,468
Other-than-temporary impairments related to investments in
     bonds and other bond-related investments .............................           -             -           110         3,256
                                                                            ------------  ------------ -------------  ------------
Total expenses ............................................................      17,191        17,089        52,195        52,021
                                                                            ------------  ------------ -------------  ------------
Net holding losses on trading securities ..................................      (9,921)       (4,670)      (14,530)       (8,263)
Income tax benefit (expense) ..............................................         635          (805)       (1,224)       (1,032)
Income allocable to preferred shareholders in a subsidiary company ........      (2,994)       (2,606)       (8,983)       (7,818)
Cumulative effect on prior years of change in
     accounting for derivative financial instruments ......................           -             -             -       (12,277)
                                                                            ------------  ------------ -------------  ------------
Net income ................................................................    $    237      $  7,119      $ 18,203      $ 10,880
                                                                            ============  ============ =============  ============
LESS:
     Net income allocable to preferred shares
        and term growth shares ............................................           -           605           153         1,617
                                                                            ------------  ------------ -------------  ------------
Net income allocated to common shares .....................................    $    237      $  6,514      $ 18,050      $  9,263
                                                                            ============  ============ =============  ============

OPERATING NET INCOME ALLOCATED TO COMMON SHARES (Note 1) ..................    $ 10,158      $ 11,184      $ 32,580      $ 29,803
                                                                            ============  ============ =============  ============
NET INCOME PER COMMON SHARE:
Basic net income per common share:
     Basic net income before cumulative effect of accounting change .......    $   0.01      $   0.30      $   0.73      $   1.02
                                                                            ============  ============ =============  ============
     Basic net income per common share ....................................    $   0.01      $   0.30      $   0.73      $   0.44
                                                                            ============  ============ =============  ============
     Weighted average common shares outstanding ...........................  25,329,103    21,590,584    24,728,414    21,034,369
Diluted net income per common share:
     Diluted net income before cumulative effect of accounting change .....    $   0.01      $   0.29      $   0.71      $   1.00
                                                                            ============  ============ =============  ============
     Diluted net income per common share ..................................    $   0.01      $   0.29      $   0.71      $   0.43
                                                                            ============  ============ =============  ============
     Weighted average common shares outstanding ...........................  25,916,151    22,397,981    25,323,789    21,620,521

Operating net income per common share (Note 1) ............................    $   0.40      $   0.52      $   1.32      $   1.42
                                                                            ============  ============ =============  ============


Note 1 - Operating Net Income is Net Income before the change in market value of the Company's derivative financial instruments. Operating Net Income per share is calculated using basic weighted average common shares outstanding for the relevant period.



VARIANCE ANALYSIS FOR GAAP



3rd Quarter 2002 compared to 3rd Quarter 2001:


Total income for the third quarter of 2002 decreased $2.6 million over the same period last year due primarily to the following changes: (1) a $3.5 million increase in collections of interest on bonds, other bond-related investments, other notes and loans; (2) a $0.2 million decrease in interest on short-term investments resulting from the use of equity offering proceeds to repurchase senior interests in certain securitization trusts and funding of other operations, as well as lower investment yields on larger average balances held in margin collateral accounts; (3) a $1.5 million decrease in other income due primarily to a $1.2 million increase in losses from the CAPREIT investment and a decrease in cancellation, late and other fees; and (4) a $4.1 million decrease in gain on sales due primarily to a $0.8 million decrease in gain related to capitalized mortgage servicing rights, a $1.2 million gain on a tax credit equity re-syndication in the third quarter of 2001 and a $2.2 million gain from the pay-off of the Newport-on-Seven bond in the third quarter of 2001.


Total expenses for the third quarter of 2002 increased $0.1 million over the same period last year due primarily to the following changes: (1) a $0.6 million decrease in professional fees due primarily to a $0.4 million adjustment to reflect capitalization of legal expenses related to new securitization programs (these legal expenses had previously been expensed) and a $0.2 million decrease in fees related to information systems initiatives, as compared with the prior-year period; (2) a $0.3 million increase in operating expenses due primarily to software hosting expenses that began in January 2002; (3) a $0.4 million decrease in amortization expense due to changes in accounting guidelines relating to amortization of goodwill; and (4) a $0.9 million increase in interest expense primarily associated with an increase in financing costs associated with on-balance sheet securitizations.

The Company recorded net holding losses for the change in market value of the Company's derivative financial instruments of $9.9 million for the third quarter of 2002. The Company's net operating income, which excludes this change in market value, was $0.40 per common share.


Year-to-Date 2002 Compared to Year-to-Date 2001:


Total income for the nine months ended September 30, 2002 increased $2.8 million over the same period last year due primarily to the following changes: (1) a $10.1 million increase in collections of interest on bonds, other bond-related investments, other notes and loans; (2) a $1.2 million decrease in interest on short-term investments resulting from the use of equity offering proceeds to repurchase senior interests in current securitization trusts and funding of other operations, as well as lower investment yields on larger average balances held in margin collateral accounts; (3) a $1.2 million increase in loan origination and brokerage fees due to a $1.7 million increase in origination fees offset by a $0.5 million decrease in syndication fees related to tax credit equity transactions; (4) a $4.0 million decrease in other income primarily due to a $4.3 million increase in losses from the CAPREIT investment and a $0.4 million decrease in cancellation, late and other fees offset by an increase of $0.7 million in asset management and advisory fees; and (5) a $3.4 million decrease in gain on sales due primarily to a $2.3 million gain on tax credit equity re-syndications in 2001 and a $2.2 million gain from the pay-off of the Newport-on-Seven bond in 2001 offset by a $1.0 million gain in the first quarter of 2002 on the sale of an investment in RITES.

Total expenses for the nine months ended September 30, 2002 increased $0.2 million over the same period last year due primarily to the following changes:
(1) a $1.2 million increase in salary and related benefits expense associated with 2001 new hires; (2) a $0.6 million decrease in professional fees due primarily to a $0.4 million adjustment to reflect capitalization of legal expenses related to new securitization programs (these legal expenses had previously been expensed) and a decrease in fees related to information systems initiatives, as compared with the prior-year period; (3) a $1.0 million increase in other operating expenses driven primarily by deployment of accounting information systems and other upgrades in technology infrastructure; (4) a $1.0 million decrease in amortization expense due to changes in accounting guidelines relating to amortization of goodwill; (5) a $2.8 million increase in interest expense primarily associated with an increase in financing costs associated with on-balance sheet securitizations; and (6) a $0.1 million impairment recorded in 2002 associated with a subordinate bond investment compared to a $3.3 million impairment recorded in 2001 on two investments (Hunter's Glen and Buchanan Bay).


The Company recorded net holding losses for the change in market value of the Company's derivative financial instruments of $14.5 million for the nine months ended September 30, 2002. The Company's net operating income, which excludes this change in market value, was $1.32 per common share.



                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                           CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                         (in thousands, except share and per share data)
                                                           (unaudited)


                                                     Qtr Ended       Qtr Ended       Qtr Ended       Qtr Ended        Qtr Ended
                                                      09/30/02        06/30/02        03/31/02         12/31/01        09/30/01
                                                   --------------  --------------  --------------  ---------------  --------------
INCOME:
Interest on tax-exempt bonds and
   other bond-related investments ...............    $    15,409     $    15,399     $    15,162      $    17,311     $    12,153
Interest on loans ...............................          8,676           8,594           8,430            7,930           8,461
Interest on short-term investments ..............            260             244             487              899             487
Loan servicing fees .............................          1,544           1,660           1,908            1,962           1,659
Loan origination and brokerage fees .............          2,781           3,885           2,707            3,764           2,926
Other income ....................................            381           2,393           1,689              272           1,843
Net gain on sales ...............................            657             703           2,166            1,334           4,760
                                                   --------------  --------------  --------------  ---------------  --------------
     TOTAL INCOME ...............................         29,708          32,878          32,549           33,472          32,289
                                                   --------------  --------------  --------------  ---------------  --------------
EXPENSES:
Salaries and benefits ...........................          5,446           5,930           4,827            6,379           5,527
Professional fees ...............................            467           1,437             172            1,468           1,114
Operating expenses ..............................          2,173           2,227           2,191            2,280           1,881
Goodwill and other intangible amortization ......            334             333             318              494             694
Interest expense ................................          8,771           8,487           8,972            7,228           7,873
Other-than-temporary impairments ................              -               -             110                -               -
                                                   --------------  --------------  --------------  ---------------  --------------
     TOTAL EXPENSES .............................         17,191          18,414          16,590           17,849          17,089
                                                   --------------  --------------  --------------  ---------------  --------------
Net holding gains (losses) on trading securities.         (9,921)         (7,721)          3,112            2,691          (4,670)
Income tax benefit (expense) ....................            635            (828)         (1,031)            (351)           (805)
Income allocable to preferred shareholders in a
   subsidiary company ...........................         (2,994)         (2,995)         (2,994)          (2,961)         (2,606)
                                                   --------------  --------------  --------------  ---------------  --------------
Net income ......................................    $       237     $     2,920     $    15,046      $    15,002     $     7,119
                                                   ==============  ==============  ==============  ===============  ==============
LESS:
     Net income allocable to preferred shares
        and term growth shares ..................              -               -             153              418             605
                                                   --------------  --------------  --------------  ---------------  --------------
Net income allocated to common shares ...........    $       237     $     2,920     $    14,893      $    14,584     $     6,514
                                                   ==============  ==============  ==============  ===============  ==============

OPERATING NET INCOME ALLOCATED TO
  COMMON SHARES .................................    $    10,158     $    10,641     $    11,781      $    11,893     $    11,184
                                                   ==============  ==============  ==============  ===============  ==============

EARNINGS PER COMMON SHARE:
     Basic earnings before cumulative effect
       of accounting change .....................    $      0.01     $      0.12     $      0.63      $     0.67      $      0.30
                                                   ==============  ==============  ==============  ===============  ==============
     Basic net income per common share ..........    $      0.01     $      0.12     $      0.63      $     0.67      $      0.30
                                                   ==============  ==============  ==============  ===============  ==============

     Diluted earnings before cumulative effect
       of accounting change .....................         $ 0.01     $      0.11     $      0.62      $     0.65      $      0.29
                                                   ==============  ==============  ==============  ===============  ==============
     Diluted net income per common share ........    $      0.01     $      0.11     $      0.62      $     0.65      $      0.29
                                                   ==============  ==============  ==============  ===============  ==============

Weighted average shares outstanding:
     Basic ......................................     25,329,103      25,252,124      23,584,635       21,708,191      21,590,584
                                                   ==============  ==============  ==============  ===============  ==============
     Diluted ....................................     25,916,151      25,835,808      24,200,030       22,349,645      22,397,981
                                                   ==============  ==============  ==============  ===============  ==============
Operating net income per common share ...........    $      0.40     $      0.42     $      0.50      $      0.55     $      0.52
                                                   ==============  ==============  ==============  ===============  ==============


Note: Certain prior quarter amounts have been reclassified to conform to the 9/30/02 presentation.



                                                       Municipal Mortgage & Equity, LLC
                                                   Reconciliation of Basic and Diluted EPS




                                    For the three months ended September 30, 2002    For the three months ended September 30, 2001
                                          Income       Shares       Per Share           Income           Shares        Per Share
                                       (Numerator)  (Denominator)     Amount          (Numerator)     (Denominator)      Amount
                                    --------------- -------------  -------------     --------------   --------------   -----------
(in thousands, except share and per share data)

Basic EPS

Income allocable to common shares ....      $ 237     25,329,103      $ 0.01              $ 6,514       21,590,584        $ 0.30
                                                                   =============                                       ===========
Effect of Dilutive Securities

Options and deferred shares ..........          -        454,193                                -          526,053

Convertible preferred shares to
  the extent dilutive ................          -              -                                3          137,044

Earnings contingency .................          -        132,855                                -          144,300
                                    --------------  --------------                   --------------   --------------
Diluted EPS

Income allocable to common shares
   plus assumed conversions ..........      $ 237     25,916,151      $ 0.01              $ 6,517       22,397,981        $ 0.29
                                    ==============  =============  =============     ==============   ==============   ===========

                                    For the nine months ended September 30, 2002     For the nine months ended September 30, 2001
                                        Income        Shares         Per Share          Income           Shares          Per Share
                                      (Numerator)  (Denominator)      Amount          (Numerator)     (Denominator)       Amount
                                    --------------  --------------  ------------     --------------   --------------   -----------

(in thousands, except share and per share data)

Basic EPS

Income allocable to common shares ....   $ 18,050     24,728,414      $ 0.73              $ 9,263       21,034,369        $ 0.44
                                                                   ==========                                         ===========
Effect of Dilutive Securities

Options and deferred shares ..........          -        462,520                                -          492,371

Convertible preferred shares to
  the extent dilutive ................          -              -                                3           45,681

Earnings contingency .................          -        132,855                                -           48,100
                                    --------------  --------------                   --------------   --------------
Diluted EPS

Income allocable to common shares
   plus assumed conversions ..........   $ 18,050     25,323,789      $ 0.71              $ 9,266       21,620,521        $ 0.43
                                    ==============  ==============  ==========       ==============   ==============   ===========





                                                      MUNICIPAL MORTGAGE & EQUITY, LLC
                                      RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                               (in thousands)
                                                                 (unaudited)


                                                                           For the three months ended   For the nine months ended
                                                                               September 30, 2002           September 30, 2002
                                                                            ------------------------     ------------------------
INCOME:
Interest on bonds, other bond-related investments, other notes and loans..                 $ 24,085                     $ 71,670
Interest on short-term investments .......................................                      260                          991
Loan servicing fees ......................................................                    1,544                        5,112
Loan origination and brokerage fees ......................................                    2,781                        9,373
Other income .............................................................                      381                        4,463
Net gain on sales ........................................................                      657                        3,526
                                                                            ------------------------     ------------------------
Total income .............................................................                   29,708                       95,135
                                                                            ------------------------     ------------------------
EXPENSES:
Salaries and benefits ....................................................                    5,446                       16,203
Professional fees ........................................................                      467                        2,076
Operating expenses .......................................................                    2,173                        6,591
Amortization .............................................................                      334                          985
Interest expense .........................................................                    8,771                       26,230
Other-than-temporary impairments related to investments in
     bonds and other bond-related investments ............................                        -                          110
                                                                            ------------------------     ------------------------
Total expenses ...........................................................                   17,191                       52,195
                                                                            ------------------------     ------------------------
Net holding losses on trading securities .................................                   (9,921)                     (14,530)
Income tax benefit (expense) .............................................                      635                       (1,224)
Income allocable to preferred shareholders in a subsidiary company .......                   (2,994)                      (8,983)
                                                                            ------------------------     ------------------------
Net income ...............................................................                    $ 237                     $ 18,203
                                                                            ========================     ========================
LESS:
     Net income allocable to term growth shares ..........................                        -                          153
                                                                            ------------------------     ------------------------
Net income allocated to common shares - GAAP Basis .......................                    $ 237                     $ 18,050
                                                                            ========================     ========================
Conversion to Cash Available for Distribution:
     (1)Mark to market adjustments .......................................                  $ 9,921                     $ 14,530
     (2)CAPREIT investments ..............................................                    3,248                        3,767
     (3)Net gain on sales ................................................                     (450)                      (3,177)
     (3)Amortization of capitalized mortgage servicing fees ..............                      334                          985
     (4)Origination fees and other income, net ...........................                       53                        2,176
     (5)Valuation allowances and other-than-temporary impairments ........                        -                          110
     (6)Deferred tax (benefit) expense ...................................                     (462)                         638
                                                                            ------------------------     ------------------------
Cash Available for Distribution (CAD) ....................................                 $ 12,881                     $ 37,079
                                                                            ========================     ========================


Notes
(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These non-cash gains and losses are not included in the Company's calculation of CAD.

(2)  For GAAP reporting,  the Company accounts for its investment in the CAPREIT ventures on the equity accounting  method. As a result, the Company reports its share of the income or losses from the underlying properties and assets
     in  the  CAPREIT   ventures.   The  income  from  these  ventures  includes
     depreciation  expense  and  changes  in the fair  value of  investments  in derivatives.  For CAD reporting, the Company records the cash distributions it  receives  from the  ventures  as income.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses associated with the sale of assets or capitalization of mortgage servicing rights. The capitalized mortgage servicing rights are amortized into expense over the estimated life of the serviced loans. The non-cash gains and the associated amortization expense are not included in CAD.

(4) Origination fees and certain other income amounts are recognized as income when received for CAD purposes, but for GAAP reporting these items are deferred and amortized into income over the life of the associated investment. This adjustment represents the net difference, for the relevant period, between fees taken into income when received for CAD and the amortization of fees recorded for GAAP.

(5)  For  GAAP  reporting,   the  Company  records   valuation   allowances  and
     other-than-temporary  impairments on its  investments  in loans,  bonds and other  bond-related  investments.  Such non-cash  charges do not affect the cash  flow  generated  from the  operation  of the  underlying  properties, distributions  to shareholders,  or the tax-exempt  status of the income of the financial  obligation under the bonds.  Therefore,  these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company's income tax expense contains both a current and a deferred component. Only the Company's current income tax expense is reflected in CAD.





                                      MUNICIPAL MORTGAGE & EQUITY, LLC
                                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                               (in thousands)

                                                                   (unaudited)
                                                                  September 30,    December 31,
                                                                      2002             2001
                                                                ---------------- ---------------
ASSETS:
Cash, cash equivalents and interest receivable ................     $    53,935       $ 113,232
Investment in bonds and other bond-related investments ........         792,216         629,755
Investment in derivative financial instruments ................          21,085           2,912
Loans receivable, net .........................................         433,963         440,031
Investment in partnerships ....................................          83,841           5,393
Other assets ..................................................          81,547          68,948
Goodwill and other intangible assets ..........................          30,206          29,005
                                                                ---------------- ---------------
TOTAL .........................................................     $ 1,496,793      $1,289,276
                                                                ================ ===============
LIABILITIES AND EQUITY:
Current liabilities ...........................................     $    28,992      $   31,974
Notes payable .................................................         404,589         420,063
Investment in other bond-related investments ..................             943           7,979
Investment in derivative financial instruments ................          51,349          18,646
Short-term debt ...............................................         219,945          78,560
Long-term debt ................................................         137,945         134,881
Preferred shareholders' equity in a subsidiary company ........         160,465         160,465
Shareholders' equity ..........................................         492,565         436,708
                                                                ---------------- ---------------
TOTAL .........................................................     $ 1,496,793      $1,289,276
                                                                ================ ===============
BOOK VALUE PER COMMON SHARE ...................................     $     19.43      $    19.31
                                                                ================ ===============





                                                   MUNICIPAL MORTGAGE & EQUITY, LLC
                                                        ADJUSTED BALANCE SHEET
                                                            (in thousands)
                                                              (unaudited)


                                                                                                                    Adjusted
                                                                       September 30, 2002     Adjustments      September 30, 2002
                                                                      -------------------   --------------    -------------------
Cash and cash equivalents ...........................................        $    37,890       $        -            $    37,890
Investment in bonds and loans, net ..................................          1,194,972         (544,855)(1)            650,117
Off balance sheet assets ............................................                  -          301,694 (2)            301,694
Other assets ........................................................            211,639          (30,206)(3)            181,433
                                                                      -------------------   --------------    -------------------
Total net assets ....................................................        $ 1,444,501       $ (273,367)           $ 1,171,134
                                                                      ===================   ==============    ===================

Liabilities, including short-term debt ..............................        $   653,526       $ (455,491)(4)        $   198,035
Off balance sheet debt ..............................................                  -          301,694 (2)            301,694
Long-term debt ......................................................            137,945                -                137,945
                                                                      -------------------   --------------    -------------------
Total liabilities ...................................................        $   791,471       $ (153,797)           $   637,674
                                                                      ===================   ==============    ===================

Leverage Ratio                                                                                                              54.4%

(1) Adjustments to bonds and loans:
      Remove Midland loans from assets and liabilities ..............        $   401,350
      Remove Oxford from assets and liabilities .....................              5,420
      Adjustment to reflect CAD sale of pari passu taxable loans
         accounted for as borrowings ................................             16,759
      Adjustment to reflect effect of highly leveraged obligations ..            121,326
                                                                      -------------------
                             TOTAL ..................................        $   544,855
                                                                      ===================

 (2) Off balance sheet assets includes the following:
      FSA A Bonds ...................................................        $    67,400
      Other A Bonds .................................................             20,978
      Demand Notes ..................................................             16,247
      P-Floats ......................................................            197,069
                                                                      -------------------
                                         TOTAL ......................        $   301,694
                                                                      ===================

 (3)  Remove goodwill ...............................................        $    30,206
                                                                      ===================

 (4) Adjustments to liabilities:
      Remove other liabilities and normal accruals ..................        $    28,991
      Adjustment to reflect CAD sale of pari passu taxable loans
         accounted for as borrowings ................................             16,501
      Remove Oxford from assets and liabilities .....................              5,410
      Remove Midland loans from assets and liabilities ..............            404,589
                                                                      -------------------
                                         TOTAL ......................        $   455,491
                                                                      ===================





                                                 MUNICIPAL MORTGAGE & EQUITY, LLC
                                                         2002 INVESTMENTS
                                                          THIRD QUARTER
                                                          (In thousands)

BOND PRODUCTION:                                                                   QUARTER                        YTD
                                                            PERMANENT            BOND AMOUNT                  PRODUCTION
                                                            INTEREST   ------------------------------  ---------------------------
               PROPERTY                  CITY      STATE      RATE       CONSTRUCTION      PERMANENT    CONSTRUCTION   PERMANENT
-----------------------------------  ----------- -------- ------------ ---------------- -------------  -------------- ------------
Lockwood Plaza ...................... Providence ..  RI ...  6.81% ..          4,050          4,050
Shady Oaks Manor .................... Fort Worth ..  TX ...  6.35% ..                         3,905
Park at Landmark .................... Alexandria ..  VA ... Various .                        15,820
                                                                       ---------------- -------------  ---------------------------
TOTAL ...............................................................    $     4,050       $ 23,775       $ 65,216    $ 96,595
                                                                       ================ =============  ============== ============



CONSTRUCTION/PERMANENT LENDING,
  SYNDICATION AND OTHER PRODUCTION:
                                                                                          TOTAL FEES                  TOTAL FEES
                                                                                          RECOGNIZED                  RECOGNIZED
                                                                         QUARTER         THIS QUARTER         YTD        YTD
                                                                          VOLUME           FOR CAD           VOLUME    FOR CAD
                                                                       ---------------- -------------  -------------- ------------
Tax Credit Equity Syndications
  (Equity Raised) ...................................................    $    21,027       $   767       $ 100,224    $ 4,765

Tax Credit Lending Production .......................................    $    23,043       $     -       $ 92,898     $     -

Conventional Equity Production ......................................    $    16,171       $   580       $ 32,986     $ 1,139

Taxable Construction Loan Production
  (generating a weighted average spread of 1.04%) ...................    $    97,253       $   313       $ 226,689    $ 1,209

Taxable Permanent Loan Production ...................................    $   114,692       $ 1,403       $ 265,398    $ 3,270

Working Capital and Bridge Loans ....................................    $    15,914       $   223       $ 47,432     $   698

Equity Investment in CAPREIT Three M Venture ........................    $         -       $     -       $ 75,000      $  750

OTHER INFORMATION:
Balance as of 9/30/02 of Midland Servicing
  Portfolio under Management ........................................    $ 1,031,582       $   984

Balance as of 9/30/02 of Midland Equity
  Syndication Portfolio under Management ............................    $   769,900       $   755





                                                   MUNICIPAL MORTGAGE & EQUITY, LLC
                                                     PARTICIPATING BOND PORTFOLIO
                                                     NET OPERATING INCOME - TREND
                                                       As of September 30, 2002




                                                                  Q3 2001      Q2 2002      Q3 2002(2)     Q3 '02/   Q3 '02/
     Property                                                      Actual       Actual        Actual       Q3 '01    Q2 '02
     --------                                                  -----------    ---------     -----------  ---------  ---------
     Alban ....................................................   242,953      277,851        260,293       7.1%      -6.3%
(1)  Arlington ................................................         0            0              0        N/A        N/A
     Barkley Place ............................................   379,015      264,048        346,729      -8.5%      31.3%
(1)  Barrington at Beach Street ...............................         0            0              0        N/A        N/A
     Cobblestone ..............................................   179,580      179,912        167,498      -6.7%      -6.9%
(1)  Cool Springs .............................................         0            0              0        N/A        N/A
     Creekside ................................................   264,353      271,875        287,324       8.7%       5.7%
     Crossings ................................................   192,690      179,332        175,443      -9.0%      -2.2%
     Gilman Meadows ...........................................   178,290      167,729        180,562       1.3%       7.7%
     Hamilton Grove ...........................................   208,703      231,641        241,783      15.9%       4.4%
     Jefferson Commons ........................................   429,576      484,620        347,975     -19.0%     -28.2%
     Lakeview .................................................   162,227      187,987        192,831      18.9%       2.6%
     Mallard I ................................................    58,433       30,358         40,316     -31.0%      32.8%
     Mallard II ...............................................   133,411      102,851        107,228     -19.6%       4.3%
     Montclair ................................................   305,474      306,323        374,664      22.7%      22.3%
     Newport Village ..........................................   318,144      257,432        302,726      -4.8%      17.6%
     Nicollet Ridge ...........................................   394,316      379,089        458,948      16.4%      21.1%
     North Pointe .............................................   540,006      661,019        567,692       5.1%     -14.1%
     Palisades Park ...........................................   264,106      245,556        256,796      -2.8%       4.6%
     Riverset I ...............................................   408,873      316,555        322,498     -21.1%       1.9%
     Riverset II ..............................................   170,854      139,242        135,672     -20.6%      -2.6%
     Steeplechase Falls .......................................   370,708      403,373        378,946       2.2%      -6.1%
     Meadows ..................................................   171,553      136,952        167,611      -2.3%      22.4%
     Timber Ridge .............................................   154,997      137,432        143,351      -7.5%       4.3%
     Villas at LaRiviera ......................................   249,233      193,778        189,837     -23.8%      -2.0%
     Whispering Lake ..........................................   302,653      344,172        397,903      31.5%      15.6%
     Winter Oaks ..............................................   184,575      282,800        246,746      33.7%     -12.7%
                                                               ----------------------------------------  --------------------
     Total .................................................... 6,264,723    6,181,926      6,291,372       0.4%       1.8%

     Same Store Growth ........................................ 6,264,723    6,181,926      6,291,372       0.4%       1.8%


(1) Under construction
(2) Q3 2002 represents two months actual, one month budget





Real Estate Table


                                                                                               Occupancy
                                                                      ------------------------------------------------------------
                                                                       Month Ended    Month Ended    Month Ended    Month Ended
                                             Month/Year  Apartment    September 30,     June 30,    September 30,  September 30,
             Apartment Community              Acquired     Units          2002            2002          2001           2000
             -------------------             ----------  -----------  ------------------------------------------------------------
Participating Mortgage Bonds:
Alban Place ...................................   Sep-86        194            94.8%          94.8%          95.4%          97.4%
Cobblestone ...................................   Aug-99        184            93.5%          95.1%          98.9%          94.0%
Creekside Village .............................   Nov-87        296           100.0%          99.3%          99.7%          99.7%
Crossings .....................................   Jan-97        200            94.0%          95.5%          95.5%          98.5%
Jefferson Commons .............................   Dec-00        173            83.0%          91.9%          96.5%            N/A
Lakeview ......................................   Sep-87        180            98.3%          96.1%          97.8%          96.1%
North Pointe ..................................   Sep-86        540            95.0%          92.4%          94.3%          95.9%
Timber Ridge ..................................   Dec-00        168            98.8%          97.6%          97.6%            N/A
Villas at LaRiviera ...........................   Jun-99        199            98.0%          81.5%          96.0%          92.5%
                                                         -----------
    Subtotal Participating Mortgage Bonds .....               2,134
                                                         -----------
Mortgage Bonds:
Applewood (a.k.a. Paola) ......................   Jul-99         48            91.7%          91.7%          87.5%          89.6%
Buchanan Bay ..................................   Mar-01        228            82.5%          82.0%          86.4%            N/A
Charter House (2) .............................   Dec-96          -              N/A            N/A            N/A            N/A
Cielo Vista ...................................   Aug-99        378            93.7%          95.0%          91.5%          94.2%
Country Club ..................................   Jul-99        101            85.1%          90.1%          89.1%          89.1%
Delta Village .................................   Jun-99         80            96.3%         100.0%          95.0%          91.3%
Elmbrooke .....................................   Aug-00         54           100.0%         100.0%         100.0%            N/A
Florida A&M ...................................   Feb-00         96            92.0%          69.8%          69.8%            N/A
Gannon (Broward) ..............................   Feb-98        315            98.1%          96.2%          97.8%          92.4%
Gannon (Dade) (3) .............................   Feb-98      1,252            97.7%          95.5%          95.0%          97.9%
Gannon (St. Louis) ............................   Feb-98        336            89.6%          92.9%          94.0%          97.9%
Gannon A Bond .................................   Feb-98          -              N/A            N/A            N/A            N/A
Hidden Valley .................................   Dec-96         82            92.7%          92.7%          91.5%          93.9%
Honey Creek ...................................   Mar-99        656            89.8%          95.1%          93.3%          95.9%
Hunter's Glen .................................   Mar-01        383            82.5%          86.7%          88.5%            N/A
Lake Piedmont .................................   Apr-98        648            90.7%          95.2%          82.9%          83.2%
Monroe (Oakmont, Towne Oak) ...................   Dec-98        364            97.0%          98.1%          99.4%          94.3%
Mountain View (Willowgreen) ...................   Nov-86        241            95.9%          98.3%          97.5%          97.5%
Northridge Park II ............................   Aug-87        128            88.3%          96.9%          96.9%          98.4%
Oakbrook ......................................   Dec-96        170            92.4%          95.3%          99.4%          95.3%
Orangevale ....................................   Apr-98         64           100.0%          98.4%         100.0%         100.0%
Parkwood ......................................   Jun-99        180            97.2%          97.8%          98.9%          98.3%
Riverset II (1) ...............................   Jan-96          -              N/A            N/A            N/A            N/A
Riverview .....................................   Jun-00        224            96.9%          75.0%            N/A            N/A
Sahuarita .....................................   Jun-99         52            88.5%         100.0%          71.2%          67.3%
Santa Fe Springs ..............................   Jun-00        310            89.7%          91.9%          81.6%          94.5%
Shadowbrook ...................................   Jun-99        193            97.4%          97.4%          97.9%          95.9%
Silver Springs ................................   Dec-99        250            84.4%          70.0%          81.6%            N/A
Southwind .....................................   Aug-00         88            98.6%         100.0%          95.5%            N/A
Torries Chase .................................   Dec-96         99            92.9%          92.9%          99.0%          94.9%
Villa Hialeah .................................   Nov-87        245            99.2%          98.0%          98.0%          95.5%
Village Apartments ............................   May-00        210            93.8%          96.2%          74.3%          93.8%
Village at Stone Mountain .....................   Oct-97        722            90.6%          91.6%          93.5%          94.6%
Village Green .................................   Feb-00        200            85.2%          86.5%          94.0%            N/A
Weatherstone ..................................   Sep-00        100            96.0%          91.0%          14.0%            N/A
Western Hills .................................   Dec-98         80            83.8%          91.3%          97.5%          95.0%
Willow Key ....................................   Mar-99        384            97.0%          99.5%          99.0%         100.0%
Woodglen ......................................   Dec-99        250            87.2%          90.8%          77.2%            N/A
Woodmark ......................................   Jun-99        173            99.4%          98.3%          96.0%          51.4%
                                                         -----------
    Subtotal Mortgage Bonds ...................               9,384
                                                         -----------
Participating Subordinate Mortgage Bonds:
Barkley Place .................................   May-87        156            92.9%          89.7%          95.5%          95.5%
Gilman Meadows ................................   Mar-87        125            97.6%          90.4%          90.4%          96.8%
Hamilton Chase ................................   Feb-87        300            92.7%          93.7%          92.7%          99.3%
Mallard Cove I & II ...........................   Feb-87        198            92.4%          90.4%          91.9%          95.5%
Meadows .......................................   Jan-88        200            96.5%          94.0%          94.0%          97.5%
Montclair .....................................   Oct-86        159            91.2%          97.5%          95.6%          95.6%
Newport Village ...............................   Dec-86        220            90.0%          94.1%          97.7%         100.0%
Nicollet Ridge ................................   Dec-87        339            95.3%          92.0%          97.6%          98.8%
Riverset II ...................................   Jan-96        148            94.0%          86.8%          89.0%          97.2%
Steeplechase ..................................   Oct-88        450            95.3%          92.9%          96.2%          94.7%
Whispering Lake ...............................   Oct-87        384            90.6%          93.5%          92.4%          90.9%
                                                         -----------
   Subtotal Participating Subordinate Mortgage Bonds ....     2,679
                                                         -----------





                                                                                         Per Apartment Unit
                                                                          --------------------------------------------------
                                                                              Month     Month       Month         Month
                                                                              Ended     Ended       Ended         Ended
                                               Month/Year  Apartment        August 31, June 30,  September 30, September 30,
             Apartment Community                Acquired     Units             2002      2002        2001           2000
             -------------------              -----------  ---------      --------------------------------------------------
Participating Mortgage Bonds:
Alban Place ..................................    Sep-86        194             933       924         886           863
Cobblestone ..................................    Aug-99        184             575       572         570           544
Creekside Village ............................    Nov-87        296             570       559         526           504
Crossings ....................................    Jan-97        200             748       749         739           718
Jefferson Commons ............................    Dec-00        173           1,357     1,361       1,322           N/A
Lakeview .....................................    Sep-87        180             697       695         669           668
North Pointe .................................    Sep-86        540             687       682         657           619
Timber Ridge .................................    Dec-00        168             497       464         493           N/A
Villas at LaRiviera ..........................    Jun-99        199             693       682         644           581
                                                         -----------
    Subtotal Participating Mortgage Bonds ....                2,134
                                                         -----------
Mortgage Bonds:
Applewood (a.k.a. Paola) .....................    Jul-99         48             503       502         553           490
Buchanan Bay .................................    Mar-01        228             716       716         677           N/A
Charter House (2) ............................    Dec-96          -             N/A       N/A         N/A           N/A
Cielo Vista ..................................    Aug-99        378             423       424         423           424
Country Club .................................    Jul-99        101             438       438         442           438
Delta Village ................................    Jun-99         80             579       578         544           523
Elmbrooke ....................................    Aug-00         54           1,021     1,021         705           N/A
Florida A&M ..................................    Feb-00         96           1,382     1,385       1,384         1,352
Gannon (Broward) .............................    Feb-98        315             671       665         649           N/A
Gannon (Dade) (3) ............................    Feb-98      1,252             757       743         728           702
Gannon (St. Louis) ...........................    Feb-98        336             576       573         554           N/A
Gannon A Bond ................................    Feb-98          -             N/A       N/A         N/A           N/A
Hidden Valley ................................    Dec-96         82             547       552         538           519
Honey Creek ..................................    Mar-99        656             550       560         555           518
Hunter's Glen ................................    Mar-01        383             578       584         564           N/A
Lake Piedmont ................................    Apr-98        648             478       476         472           474
Monroe (Oakmont, Towne Oak) ..................    Dec-98        364             483       481         474           452
Mountain View (Willowgreen) ..................    Nov-86        241             631       628         610           574
Northridge Park II ...........................    Aug-87        128           1,044     1,053       1,023           958
Oakbrook .....................................    Dec-96        170             437       430         446           446
Orangevale ...................................    Apr-98         64             977       958         915           910
Parkwood .....................................    Jun-99        180             467       464         449           438
Riverset II (1) ..............................    Jan-96          -             N/A       N/A         N/A           N/A
Riverview ....................................    Jun-00        224             656       658         N/A           N/A
Sahuarita ....................................    Jun-99         52             529       529         546           N/A
Santa Fe Springs .............................    Jun-00        310             590       592         592           581
Shadowbrook ..................................    Jun-99        193             482       484         475           459
Silver Springs ...............................    Dec-99        250             809       809         782           N/A
Southwind ....................................    Aug-00         88             713       711         666           N/A
Torries Chase ................................    Dec-96         99             504       498         488           472
Villa Hialeah ................................    Nov-87        245             718       720         666           650
Village Apartments ...........................    May-00        210             568       568         491           466
Village at Stone Mountain ....................    Oct-97        722             743       733         716           696
Village Green ................................    Feb-00        200             634       638         634           625
Weatherstone .................................    Sep-00        100             812       812         810           N/A
Western Hills ................................    Dec-98         80             502       502         497           502
Willow Key ...................................    Mar-99        384             655       655         633           609
Woodglen .....................................    Dec-99        250             641       641         647           N/A
Woodmark .....................................    Jun-99        173             680       680         684           670
                                                         -----------
    Subtotal Mortgage Bonds ..................                9,384
                                                         -----------
Participating Subordinate Mortgage Bonds:
Barkley Place ................................    May-87        156           2,048     2,068       2,110         2,050
Gilman Meadows ...............................    Mar-87        125           1,014     1,020       1,022           964
Hamilton Chase ...............................    Feb-87        300             614       613         605           587
Mallard Cove I & II ..........................    Feb-87        198             217       218         215           200
Meadows ......................................    Jan-88        200             605       611         602           593
Montclair ....................................    Oct-86        159           1,829     1,820       1,841         1,797
Newport Village ..............................    Dec-86        220             839       839         817           765
Nicollet Ridge ...............................    Dec-87        339             942       942         923           883
Riverset II ..................................    Jan-96        148             705       706         700           710
Steeplechase .................................    Oct-88        450             604       590         565           566
Whispering Lake ..............................    Oct-87        384             642       639         648           639
                                                         -----------
   Subtotal Participating Subordinate Mortgage Bonds ....     2,679
                                                         -----------





                                                                                               Occupancy
                                                                       ----------------------------------------------------------
                                                                         Month Ended    Month Ended    Month Ended    Month Ended
                                             Month/Year  Apartment     September 30,     June 30,    September 30,  September 30,
             Apartment Community              Acquired     Units            2002           2002           2001           2000
            --------------------            -----------  ---------     ----------------------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT ....................................   Sep-99          -             N/A            N/A            N/A            N/A
Cinnamon Ridge .............................   Jan-99          -             N/A            N/A            N/A            N/A
Farmington Meadows .........................   Aug-99         69           98.6%         100.0%         100.0%         100.0%
Independence Ridge .........................   Aug-96        336           75.3%          83.6%          78.9%          20.2%
Locarno ....................................   Aug-96        110           90.0%          93.6%          94.5%          90.0%
Olde English Manor .........................   Nov-99          -             N/A            N/A            N/A            N/A
Peaks of Conyer ............................   Sep-01        260           89.2%          89.2%            N/A            N/A
Rillito Village ............................   Jul-00          -             N/A            N/A            N/A            N/A
Winter Oaks ................................   Nov-99        460           93.7%          92.0%          88.5%          95.1%
                                                      -----------
   Subtotal Subordinate Mortgage Bonds .....               1,235
                                                      -----------
Other Bond-Related Investments:
Briarwood ..................................   Dec-98        600           97.5%          97.5%          95.5%          94.8%
Cinnamon Ridge .............................   Dec-97        264           97.0%          98.1%          90.5%          97.3%
Golfside Villas (f.k.a. Club West) .........   Mar-99        194           99.5%         100.0%         100.0%         100.0%
Park Center ................................   Oct-01        325           93.5%          94.2%          97.5%            N/A
Park at Landmark ...........................   Sep-00        396           95.0%          95.0%          99.0%            N/A
Poplar Glen ................................   Jun-97        191           95.3%          95.8%          94.8%          99.0%
RITES - Charter House ......................   Dec-96        280           95.7%          98.2%          95.4%          92.5%
RITES - Indian Lakes .......................   Jul-97        296           94.9%          86.1%          95.9%          97.0%
RITES - LaPaloma ...........................   Apr-99        120           98.3%          98.3%          96.7%          96.7%
RITES - LeMirador (Coleman Senior) .........   Apr-98        141           85.8%          92.9%          97.9%          98.6%
RITES - Museum Towers ......................   Apr-01        286             N/A          87.8%          95.5%            N/A
RITES - Oklahoma City (4) ..................   Aug-98        772           94.3%          86.8%          89.0%          93.3%
RITES - Olde English Manor .................   Jun-98        264           89.0%          90.5%          90.5%          87.1%
RITES - Palisades Park .....................   Feb-98        304           95.7%          97.4%          99.3%          99.3%
RITES - Pavillion ..........................   Apr-99        132          100.0%         100.0%          99.2%          98.5%
RITES - Queen Anne IV ......................   Jul-98        110           93.6%          96.4%          97.3%         100.0%
RITES - Rancho/Villas ......................   May-00        417           90.2%          92.1%          82.7%          88.6%
RITES - Rillito Village ....................   Aug-98        272           91.9%          91.2%          90.4%          90.8%
RITES - Riverset (1) .......................   Aug-88        352           94.0%          86.8%          89.0%          97.2%
RITES - Riverset II (1) ....................   Jan-96          -             N/A            N/A            N/A            N/A
RITES - Sienna (a.k.a. Italian Gardens) ....   Apr-98        140           82.9%          83.6%          97.1%          97.9%
RITES - Sonterra ...........................   May-98        156          100.0%          94.2%          84.6%          94.9%
RITES - Southgate Crossings ................   Jun-97        215           97.2%          97.2%          97.2%          99.1%
RITES - Southwood ..........................   Nov-97      1,286           84.4%          85.6%          85.4%          85.3%
                                                      -----------
  Subtotal Other Bond-Related Investments ..              7,513
                                                      -----------
  Total Units/Weighted Average Investments..             22,945           92.7%          92.4%          92.1%          92.8%
                                                      ===========
Total/Same Stores (5) 2000 .................              19,464           93.2%          93.3%          92.7%          92.8%
Total/Same Stores (5) 2001 .................              22,461           91.6%          92.6%          92.1%

Construction/Substantial Rehab Properties Other Investments
Arlington ..................................   Dec-00        176            9.7%            N/A            N/A            N/A
Barrington at Beach Street .................   Oct-00        398           44.0%          39.2%           3.5%            N/A
Bedford Park ...............................   Oct-00        312           67.9%          75.6%          37.8%            N/A
CAPREIT (6) ................................   Mar-01      2,942           93.3%          93.3%            N/A            N/A
CAPREIT Joint Venture (7) ..................   Jun-02      5,185             N/A            N/A            N/A            N/A
Chancellor .................................   Nov-01        101             N/A            N/A            N/A            N/A
Chancellor II ..............................   Mar-02         46             N/A            N/A            N/A            N/A
Cool Springs ...............................   Aug-00        124           44.4%          28.2%           9.7%            N/A
Coronel Village ............................   Apr-02         48             N/A            N/A            N/A            N/A
Fort Branch ................................   Dec-00        250           37.2%          19.6%            N/A            N/A
Hidden Brooks ..............................   Sep-01        201           86.1%          80.6%            N/A            N/A
Las Trojas .................................   Mar-02         49             N/A            N/A            N/A            N/A
Lincoln Corner .............................   Dec-01        134             N/A            N/A            N/A            N/A
Meridian at Bridgewater ....................   Nov-99         90           83.3%          71.1%          30.0%            N/A
Mountain View Village ......................   Jun-02        220             N/A            N/A            N/A            N/A
North White Road ...........................   Nov-01        157             N/A            N/A            N/A            N/A
Oak Grove Commons ..........................   Dec-01        168             N/A            N/A            N/A            N/A
Penn Valley ................................   Dec-01         42             N/A            N/A            N/A            N/A
Sycamore Senior Village ....................   Jun-02        300             N/A            N/A           0.0%            N/A
Village at Sun Valley ......................   May-00        276           67.8%          60.1%          11.2%            N/A
Walnut Tree ................................   Mar-02         64             N/A            N/A            N/A            N/A
                                                      -----------
  Subtotal Construction/Rehab Properties ...              11,283
                                                      -----------
       Total Units .........................              34,228
                                                      ===========




                                                                                              Per Apartment Unit
                                                                           -------------------------------------------------------
                                                                               Month        Month       Month         Month
                                                                               Ended        Ended       Ended         Ended
                                               Month/Year  Apartment         August 31,    June 30,  September 30, September 30,
             Apartment Community                Acquired     Units             2002         2002        2001           2000
            --------------------              -----------  ---------       -------------------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT .....................................      Sep-99          -            N/A          N/A         N/A           N/A
Cinnamon Ridge ..............................      Jan-99          -            N/A          N/A         N/A           N/A
Farmington Meadows ..........................      Aug-99         69            810          814         814           814
Independence Ridge ..........................      Aug-96        336            552          551         545           564
Locarno .....................................      Aug-96        110            881          877         861           833
Olde English Manor ..........................      Nov-99          -            N/A          N/A         N/A           N/A
Peaks of Conyer .............................      Sep-01        260            738          738         N/A           N/A
Rillito Village .............................      Jul-00          -            N/A          N/A         N/A           N/A
Winter Oaks .................................      Nov-99        460            555          554         541           529
                                                          -----------
   Subtotal Subordinate Mortgage Bonds ......                  1,235
                                                          -----------
Other Bond-Related Investments:
Briarwood ...................................      Dec-98        600            611          603         586           563
Cinnamon Ridge ..............................      Dec-97        264            921          917         933           873
Golfside Villas (f.k.a. Club West) ..........      Mar-99        194            618          618         581           568
Park Center .................................      Oct-01        325          1,473        1,470       1,389           N/A
Park at Landmark ............................      Sep-00        396          1,079        1,079       1,015           N/A
Poplar Glen .................................      Jun-97        191            951          938         915           862
RITES - Charter House .......................      Dec-96        280            620          619         613           526
RITES - Indian Lakes ........................      Jul-97        296            776          785         766           727
RITES - LaPaloma ............................      Apr-99        120            628          619         583           589
RITES - LeMirador (Coleman Senior) ..........      Apr-98        141            890          871         799           831
RITES - Museum Towers .......................      Apr-01        286          1,372        1,367       1,355           N/A
RITES - Oklahoma City (4) ...................      Aug-98        772            482          478         470           459
RITES - Olde English Manor ..................      Jun-98        264            485          479         472           481
RITES - Palisades Park ......................      Feb-98        304            546          545         525           508
RITES - Pavillion ...........................      Apr-99        132            669          669         659           613
RITES - Queen Anne IV .......................      Jul-98        110          1,096        1,094       1,073           912
RITES - Rancho/Villas .......................      May-00        417            547          543         541           577
RITES - Rillito Village .....................      Aug-98        272            442          444         450           457
RITES - Riverset (1) ........................      Aug-88        352            704          714         701           693
RITES - Riverset II (1) .....................      Jan-96          -            N/A          N/A         N/A           N/A
RITES - Sienna (a.k.a. Italian Gardens) .....      Apr-98        140            854          857         787           832
RITES - Sonterra ............................      May-98        156            856          847         845           864
RITES - Southgate Crossings .................      Jun-97        215            975          981         925           876
RITES - Southwood ...........................      Nov-97      1,286            485          492         489           475
                                                          -----------
  Subtotal Other Bond-Related Investments ...                 7,513
                                                          -----------
  Total Units/Weighted Average Investments ..                 22,945            702          691         675           612
                                                          ===========
Total/Same Stores (5) 2000 ..................                 19,464            645          644         631           612
Total/Same Stores (5) 2001 ..................                 22,461            693          668         675

Construction/Substantial Rehab Properties and Other Investments
Arlington ...................................      Dec-00        176            N/A          N/A         N/A           N/A
Barrington at Beach Street ..................      Oct-00        398            847          847         N/A           N/A
Bedford Park ................................      Oct-00        312            547          513         519           N/A
CAPREIT (6) .................................      Mar-01      2,942            623          623         N/A           N/A
CAPREIT Joint Venture (7) ...................      Jun-02      5,185            N/A          N/A         N/A           N/A
Chancellor ..................................      Nov-01        101            N/A          N/A         N/A           N/A
Chancellor II ...............................      Mar-02         46            N/A          N/A         N/A           N/A
Cool Springs ................................      Aug-00        124          1,947        1,947       1,953           N/A
Coronel Village .............................      Apr-02         48            N/A          N/A         N/A           N/A
Fort Branch .................................      Dec-00        250            829          830         N/A           N/A
Hidden Brooks ...............................      Sep-01        201          1,045        1,057         N/A           N/A
Las Trojas ..................................      Mar-02         49            N/A          N/A         N/A           N/A
Lincoln Corner ..............................      Dec-01        134            N/A          N/A         N/A           N/A
Meridian at Bridgewater .....................      Nov-99         90          2,702        2,453       3,051           N/A
Mountain View Village .......................      Jun-02        220            N/A          N/A         N/A           N/A
North White Road ............................      Nov-01        157            N/A          N/A         N/A           N/A
Oak Grove Commons ...........................      Dec-01        168            N/A          N/A         N/A           N/A
Penn Valley .................................      Dec-01         42            N/A          N/A         N/A           N/A
Sycamore Senior Village .....................      Jun-02        300            N/A          N/A         N/A           N/A
Village at Sun Valley .......................      May-00        276            681          681         643           N/A
Walnut Tree .................................      Mar-02         64            N/A          N/A         N/A           N/A
                                                          -----------
  Subtotal Construction/Rehab Properties ....                 11,283
                                                          -----------
       Total Units ..........................                 34,228
                                                          ===========


(1)  The Company owns a participating bond, a participating subordinate bond and a RITES interest collateralized by the Riverset property.
(2)  The  Company   owns  a   non-participating   bond  and  a  RITES   interest
     collateralized by the Charter House property.
(3)  The Dade Gannon Portfolio represents eight properties.
(4)  The Oklahoma City Portfolio represents three properties.
(5)  Same Store includes only properties reporting for all three quarters.
(6)  The CAPREIT Portfolio represents eleven properties.
(7)  CAPREIT  Joint  Venture  represents   seventeen  properties  (not  included
     previously in CAPREIT Portfolio).
